Exhibit 10.10

____________________

MASSROOTS, INC,

____________________

SUBSCRIPTION AGREEMENT

____________________

$475,000 Of The Company’s Two-Year Secured Convertible Debentures

and

Warrants to Purchase Shares of Common Stock

___________________

SUBSCRIPTION PROCEDURES

Convertible Debentures (the “Debentures”) and Warrants to Purchase Common Stock (“Warrants”, together with the Debentures, the “Securities”) of MassRoots, Inc., Delaware corporation (the “Company”) are being offered pursuant to this Subscription Agreement (this “Subscription Agreement”). This “Offering” is being made in accordance with the exemptions from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated under the Securities Act.

In order to purchase Securities, each Subscriber must complete and execute this Subscription Agreement and the accompanying investor questionnaire (the “Questionnaire”). In addition, the Holder, as defined herein, must make a payment for the amount being subscribed for hereunder directly to the Company. All subscriptions are subject to acceptance by the Company, which shall not occur until the Company has returned the signed “Company Signature Page”.

The Questionnaire is designed to enable the Holder to demonstrate the minimum legal requirements under federal and state securities laws to purchase the Securities. The Signature Page for the Questionnaire and the Subscription Agreement contain representations relating to the subscription and should be reviewed carefully by each subscriber and/or its advisors.

If the Holder is a foreign person or foreign entity, the Holder may be subject to a withholding tax equal to thirty percent (30%) of any dividends paid by the Company. In order to eliminate or reduce such withholding tax, the Holder must submit a properly executed I.R.S. Form 4224 “Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States” or I.R.S. Form 1001 “Ownership Exemption or Reduced Trade Certificate”, claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or dividends.

Payment of the full subscription amount will be made by wire transfer by ____________ (the “Holder”) on or prior to the closing per the wire instructions that will be established. In the event of a termination of the Offering or the rejection of a subscription, subscription funds will be returned by the Company without interest or charges.

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC” OR THE “COMMISSION”) OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

MassRoots, Inc.

This Subscription Agreement is made between MassRoots, Inc., a Delaware corporation (the “Company”), and the undersigned prospective Holder (the “Holder”) who is subscribing hereby for the Company’s secured convertible debentures (the “Debentures”) and Warrants to Purchase Common Stock (“Warrants”, together with the Debenture, the “Securities”). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, together with any Exhibits hereto, relating to an offering of up to Four Hundred Seventy-Five Thousand dollars ($475,000) of the Securities (the “Offering”). The Offering is limited to certain “accredited investors” and is made in accordance with the exemptions from registration provided for under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act (“Regulation D”).

Contemporaneously with the execution and delivery of this Subscription Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, Warrant Agreement, Security Agreement and Form of Debenture, all of even date herewith (collectively with the documents referenced in the foregoing documents, the “Transaction Documents”).

1. Subscription.

(a)	The closing shall be deemed to have occurred on or about March 24, 2014 (the “Closing Date” or a “Closing”).

(b) Upon receipt by the Company of the requisite payment for the Debenture being purchased, the Debenture so purchased will be forwarded by the Company to the Holder or its broker, as listed on the signature page, and the name of the Holder will be registered on the Debenture transfer books of the Company as the record owner of such Debentures.

(c) As long as the Holder owns the Debenture, the Holder shall have the right, to change the terms and conditions for the balance of the Debenture it then holds, to match the terms of any other offering of securities made by the Company.

(d) The Holder shall fund (i) _________ dollars ($_____) upon the Closing which shall be paid directly to the Company.

(e) The Holder shall be granted a security interest in all of the Company's and its “ Subsidiaries' ” (as defined in Section 3(a) of this Subscription Agreement), assets, currently owned or hereinafter acquired, (as defined in Schedule 3(a) of this Subscription Agreement), as more fully set forth in the Security Agreement (attached hereto as Exhibit A).

2. Representations And Warranties Of The Holder.

The Holder hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Holder has been furnished with, and has carefully read the applicable form of the Debenture and the Warrant and is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the Holder is not relying on any representation or warranty made by the Company. The Holder has carefully considered and has, to the extent the Holder believes such discussion necessary, discussed with the Holder's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Debentures, for the Holder's particular tax and financial situation and has determined that the investment being made by the Holder is a suitable investment for the Holder.

(b) The Holder acknowledges that all documents, records, and books pertaining to this investment which the Holder has requested, have been made available for inspection, or the Holder has had access thereto.

(c) The Holder has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, and if such opportunity was taken, then all such questions have been answered to the full satisfaction of the Holder.

(d) The Holder will not sell, or otherwise dispose of the Debentures or its underlying shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or the Warrant or its underlying shares of Common Stock issued upon conversion or exercise, as the case may be, of the Debentures or the

Warrant without registration under the Securities Act or applicable state securities laws or compliance with an exemption therefrom including but not limited to Rule 144(b) and 144(k) under the Securities Act (an “Exemption”). The Securities have not been registered under the Securities Act or under the securities laws of any state. The Common Stock underlying the Securities, is to be registered by the Company, with the U.S. Securities and Exchange Commission (“SEC”), pursuant to the terms of the Registration Rights Agreement (attached hereto as Exhibit B) incorporated herein and made a part hereof.

(e) The Holder recognizes that an investment in the Securities is speculative and involves substantial risks, including loss of the entire amount of such investment. Further, the Holder has carefully read and considered the schedules attached hereto.

(f) The Holder understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Securities, or the Common Stock issuable upon conversion or exercise of the Debenture or the Warrant for investment, or any recommendation or endorsement of this Offering of the Securities.

(g) The Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities. The Holder is not registered as a broker or dealer under Section 15(a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended, or a member of the Financial Industry Regulatory Authority.

(h) The Holder acknowledges that each certificate representing the Debentures and the Warrants (and the shares of Common Stock issued upon conversion or exercise of the Debentures or Warrants), shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

If the Holder sends a Notice of Conversion (attached hereto as Exhibit C), and a registration statement under the Securities Act is in effect as to the sale, then in such event the Company shall have its transfer agent send Holder the appropriate number of shares of Common Stock without restrictive legends (other than a legend referring to the resale registration and prospectus delivery requirements) and not subject to stop transfer instructions.

(i) If this Subscription Agreement is executed and delivered on behalf of a corporation or legal entity other than a natural person: (i) such corporation or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of this Subscription Agreement and all other Transaction Documents executed and delivered by or on behalf of such corporation in connection with the purchase of the Securities, and (b) to purchase and hold the Securities; and (ii) the signature of the party signing on behalf of such corporation or entity is binding upon such corporation.

(j) The Holder is not subscribing for the Securities as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting, or any other general solicitation.

(k) The Holder is purchasing the Securities for its own account for investment, and not with a view toward the resale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act. The Holder has not offered or sold any portion of the Securities being acquired nor does the Holder have any present intention of dividing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act provided, however, that by making the representations herein, the Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Holder is neither an underwriter of, nor a dealer in, the Debentures or Warrants or the Common Stock issuable upon conversion or exercise, as the case may be, thereof or upon the payment of interest thereon and is not participating in the distribution or resale of the Debentures or Warrants or the Common Stock issuable upon conversion or exercise, as the case may be, thereof. Notwithstanding anything in this Section to the contrary, the Holder reserves the right to pledge any of the Securities for margin purposes and dispose of the Securities at any time in accordance with federal and state securities laws applicable to such dispositions.

l) The Holder or the Holder's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information made available to the Holder in connection with the Offering to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

3.	Representations And Warranties Of The Company.

Except as set forth in the Schedules attached hereto, the Company hereby represents and warrants to, and agrees with the Holder, as follows:

a. Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Subscription Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Both the Company and its Subsidiaries are duly qualified to do business and are in good standing in every jurisdiction in which their ownership of property or the nature of the business conducted by them makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, the term “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3.b hereof).

b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Debentures and the Warrant pursuant to this Subscription Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

c. Capitalization. As of the Closing Date, the Company’s authorized capital stock shall be 200,000,000 shares of Common Stock, of which, approximately

(49,550,000) shares shall be issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid for and nonassessable. Except as disclosed in Schedule 3(c), which is attached hereto and made a part hereof, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries, is obligated to register the sale of any of their securities under the Securities Act (except the as otherwise set forth in the Transaction Documents), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Subscription Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement, and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Holder, or the Holder has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the “Articles Of Incorporation”), and the Company's Bylaws, as in effect on the date hereof (the “Bylaws”).

d. Issuance of Debentures and Warrants. Upon issuance in accordance with this Subscription Agreement, the Debentures and Warrants will be validly issued, fully paid for and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of shares of Common Stock issuable upon conversion of the Debenture or exercise of the Warrant, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree, including United States federal and state securities laws and regulations and the rules and regulations of the principal securities exchange or trading market on which the Common Stock is traded or listed (the “Principal Market”), applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries, is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Subscription Agreement and as required under the Securities Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 3(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

f. SEC Documents; Financial Statements. Upon effectiveness of a registration statement covering the Company’s Common Stock, the Company shall file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities and Exchange Act of 1934, as amended (“Exchange Act”) (all of the foregoing filed since the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).

g. Absence of Certain Changes. Except as disclosed in Schedule 3.g there has been no change or development in the business, properties, assets, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries which has had or reasonably could have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

i. Acknowledgment Regarding the Purchase of Debentures. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm's-length investor with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Holder or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder's purchase of the Debentures. The Company further represents to the Holder that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

j. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) under the Securities Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

k. Intellectual Property Rights. All patents, patent applications, trademark registrations and applications for trademark registration held by the Company are owned free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to these items and the Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, except as set forth on Schedule 3.l., there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual property.

l. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

m. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3.n. or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

n. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

o. Regulatory Permits. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

p. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

q. No Materially Adverse Contracts. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

r. Tax Status. The Company has filed all applicable federal and state income tax, payroll tax, and sales tax returns, as required and the Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject. The Company represents that there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

s. Certain Transactions. Except for arm's-length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3.c. none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

t. Dilutive Effect. The Company understands and acknowledges that the number of shares of Common Stock issuable upon purchases pursuant to this

Subscription Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines following the effective date of the registration statement covering the Common Stock underlying the Debentures (the “Effective Date”), or pursuant to an exemption. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Subscription Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Subscription Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

u. Additional Financings. The Company shall not, directly nor indirectly, without the prior written consent of the Holder, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its Common Stock or any derivative securities convertible into Common Stock, or file any registration statement, including those on Form S-8, for any securities, until the sooner of; (i) the date on which the full Face Amount and penalties, if any, on the Debentures have been paid, or (ii) two years following the Closing Date. Notwithstanding this section, the Company may conduct additional financings upon written consent of the Holder.

If there is any outstanding balance on the Debentures, the Holder shall retain a first right of refusal for any additional financings. The Company must submit to the Holder a duly authorized term sheet of the financing and the Holder may elect, in writing within five (5) business days, to exercise its right to finance the Company upon the same terms and conditions, as set forth in the Debenture. In the event the Holder does not elect to complete such financing within such period, the Company may proceed with the proposed third-party financing on the same terms and conditions as contained in the notice to Holder.

v. Code of Ethics. The Company has adopted a Code of Ethics and will file the Code with the SEC, if required.

w. No Disagreements with Accountants, Auditors and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants, auditors and lawyers formerly or presently used by the Company, including but not limited to disputes or conflicts over payment owed to such accountants, auditors or lawyers.

x. Investment Company. Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

. Company Predecessor. All representations made by or relating to the Company of a historical nature and all undertaking described herein shall relate and refer to the Company, its predecessors, and the Subsidiaries.

z. Option Plan Restrictions. The only officer, director, employee and consultant stock option or stock incentive plan currently in effect or contemplated by the Company has been submitted to the Holder. No other plan will be adopted nor may any options or equity not included in such plan be issued until after the Debenture is paid in full.

4.	Covenants Of The Company.

a. Best Efforts. The Company shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in this Subscription Agreement.

b. Blue Sky. The Company shall, at its sole cost and expense, make all filings and reports relating to the offer and sale of the Debentures and Warrants and the Common Stock underlying the Debentures and Warrants as required under the applicable securities or “Blue Sky” laws of such states of the United States as specified by the Holder or as required by law.

c. Reporting Status. Until the earlier of (i) the date that the Holder may sell all of the Common Stock underlying the Debentures and Warrants acquired pursuant to this Subscription Agreement without restriction pursuant to Rule 144(k) under the Securities Act, or (ii) the date on which the Holder shall have sold all the Common Stock underlying the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as a reporting company under the Exchange Act.

d. Use of Proceeds. The Company shall apply proceeds from the Offering (“Proceeds”), of no less than two hundred and twenty-five thousand dollars ($225,000), to pay for expenses related to servicing and maintaining its publicly-traded status. Such expenses shall include, but are not limited for, (i) qualified securities legal counsel, (ii) a Public Company Accounting Oversight Board (“PCAOB”) registered auditor, (iii) stock transfer agent, (iv) press release distribution, (v) investor relations, (vi) Depository Trust and Transfer Corporation, (vii) Financial Industry Regulatory Authority (“FINRA”) (viii) a FINRA registered market maker, and (ix) Edgar/XBRL filings. Prior to Closing, the Company shall also retain a qualified chief financial officer. The balance of the Proceeds shall be used for the Company’s operations and general corporate purposes. Any other use of Proceeds contemplated herein, shall be considered a breach of contract and an Event of Default.

e. Conditions to Closing. The Company shall execute and remain in compliance with the Transaction Documents with the Holder.

f. Financial Information. The Company shall make available to Holder, its most recent financial statements and related information, and must complete an SEC compliant financial audit performed by a PCAOB registered auditor, by the Closing Date.

g. Reservation of Common Stock. Subject to the following sentence, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock underlying the Debentures. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance, the Company shall use its best efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares. The Holder shall have the right to reasonably determine the amount of shares to be re-registered such as are necessary to satisfy the terms of the Agreement.

h. Listing. Following approval from the SEC and FINRA, the Company shall secure the listing of all of the Common Stock underlying the Securities upon the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, such listing. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market, unless the Holder and the Company agree otherwise. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company). The Company shall promptly provide to the Holder copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

i. Corporate Existence. The Company shall use its commercially reasonable best efforts to preserve and continue the corporate existence of the Company.

j. Notice of Certain Events Affecting Registration. The Company shall promptly notify Holder upon the occurrence of any of the following events in respect of a registration statement or related prospectus covering the Common Stock underlying the Debentures: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock underlying the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to the Holder any such supplement or amendment to the related prospectus.

k. Indemnification. In consideration of the Holder’s execution and delivery of this Agreement and the Debenture Registration Rights Agreement and acquiring the Debentures hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Holder and all of its shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures, (v) the status of the Holder as an investor in the Company, except, in the case of any of such clauses, insofar as any such Indemnified Liability was attributable to gross negligence, willful misconduct or any illegal activity on the part of Holder and, in the case of clause, (v) only, insofar as any such Indemnified Liability was attributable to an untrue statement, alleged untrue statement, omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Holder which is specifically intended by the Holder for use in the preparation of any Registration Statement, preliminary prospectus or prospectus. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Holder may have, and any liabilities to which the Holder may be subject. The Company shall have the right to control the defense of any such claim and the Holder shall not consent to any settlement of any such claim without the prior written consent of the Company (which shall not be unreasonably withheld or delayed). The Holder shall provide indemnification comparable in scope and coverage to the Company and corresponding related persons in respect of any Indemnified Liability if and to the extent attributable to gross negligence, willful misconduct or any illegal activity on the part of the Holder, and shall be obligated to reimburse the Company and such persons to the same extent as the Company’s reimbursement obligations under Section 4.m. hereof.

l. Reimbursement. If (i) the Holder, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Holder is impleaded in any such action, proceeding or investigation by any person, or (ii) the Holder, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Holder is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse the Holder for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Holder is a named party, the Company will pay to the Holder the charges, as reasonably determined by the Holder, for the time of any officers or employees of the Holder devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Subscription Agreement. The reimbursement obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Holder that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Holder and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, Holder and any such affiliate and any such person.

m. Transfer Agent. Upon choosing a transfer agent, the Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to the Maturity Date (as defined in the Form of Debenture), and the Company shall immediately appoint a new transfer agent. The Company shall be current with all payments to the transfer agent.

5. 144 Opinion Letter

If so requested by the Holder, the Company shall instruct legal counsel to write a Rule 144 opinion letter, provided the necessary paperwork has been submitted and the Exemption applies (as defined herein).

6. Delivery Instructions; Fees.

The Securities being purchased hereunder shall be delivered to the Holder on the Closing Date at which time funds will be wired to the Company and the Debentures will be delivered to the Holder, per the Holder’s instructions.

7. Understandings.

The Holder understands, acknowledges and agrees as follows:

a. No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Securities or the Company.

b. The representations, warranties and agreements of the Holder and the Company contained herein shall be true and correct in all material respects on and as of the date of the sale of the Securities as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities.

c. In making an investment decision, the Holder is relying on its own examination of the Company and the terms of the Offering, including the merits and risks involved. The Common Stock shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

d. The Offering is intended to be exempt from registration by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

e. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(a)(2) of the Securities Act and Regulation D, the Holder may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

f. The shares may not be resold except as permitted under the securities act and applicable state securities laws, pursuant to registration or exemption therefrom.

Holder should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

g. THE COMPANY’S SECURITIES, INCLUDING ITS COMMON STOCK, ARE ILLIQUID THERE IS CURRENTLY NO MARKET FOR THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT A MARKET WILL EVER DEVELOP. AN INVESTMENT IN THE COMPANY INVOLVES SUBSTANTIAL RISK.

8.	Disputes Subject To Arbitration Governed By Massachusetts Law.

a. All disputes arising under this Subscription Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this Subscription Agreement shall submit all disputes arising under this Subscription Agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this Subscription Agreement shall challenge the jurisdiction or venue provisions as provided in this Section 8. Nothing in this Section 8 shall limit the Holder's right to seek and obtain an injunction for violation of the terms and conditions of this Subscription Agreement.

9. Miscellaneous.

a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company: MassRoots, Inc.

6525 Gunpark Drive

Ste. 370 #150,

Boulder, CO 80301

with a copy to: Thompson Hine LLP

Attn: Peter Gennuso

335 Madison Ave., 12th Floor

New York, NY, 10017

If to the Holder: The address listed on the Questionnaire

Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

b. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

c. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

d. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by facsimile transmission: (i) if to the Company, at its executive offices, or (ii) if to the Holder, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph.

e. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the Commonwealth of Massachusetts, as such laws are applied by Massachusetts courts to agreements entered into, and to be performed in, Massachusetts by and between residents of Massachusetts, and shall be binding upon the undersigned, the undersigned's heirs, estate and legal representatives and shall inure to the benefit of the Company and its successors. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

f. This Subscription Agreement shall not be assignable.

g. This Subscription Agreement, together with the Exhibits and the Schedules attached hereto and made a part of this Subscription Agreement by this reference, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

h. This Subscription Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Subscription Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Subscription Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

i. When in this Agreement or the Transaction Documents, reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement or the Transaction Documents, unless the transferee agrees to be bound by, and comply with all of the terms and provision of this Agreement and the Transaction Documents, as if an original signatory hereto on the date hereof.

j. The Company hereby represent and warrants to the Holder that: (i) it has voluntarily entered into this Subscription Agreement of its own freewill, (ii) it is not entering into this Subscription Agreement under economic duress, (iii) the terms of this Subscription Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Subscription Agreement, advise the Company with respect to this Subscription Agreement, and represent the Company in connection with its entering into this Subscription Agreement.

k. Notwithstanding anything in this Agreement to the contrary, the parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iii) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

10. Waiver.

The Holder's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Holder under this Agreement to demand strict compliance and performance herewith. Any waiver by the Holder of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Holder, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

11. Governmental Changes.

In the event that any rules, regulations, oral or written interpretations or Comments (as defined in the Registration Rights Agreement) from the SEC, FINRA, NYSE, NASDAQ or other governing or regulatory body, prohibit or hinder any operation of this Subscription Agreement or the other Transaction Documents, the parties hereto hereby agree that those specific terms and conditions shall be negotiated in good faith on similar terms within five (5) business days, and shall not alter, diminish or affect any other rights, duties, obligations or covenants in Transaction Documents and that all terms and conditions will remain in full force and effect except as is necessary to make those specific terms and conditions comply with applicable rule, regulation, interpretation or Comment. Failure for the Company to agree to on such new terms as necessary to achieve the intent of the original documents shall constitute and Event of Default as outlined in Article 6 in the Debenture and accordingly the Holder may elect to take actions as outlined in the Debenture and the other Transaction Documents.

12. No Oral Agreements.

This Subscription Agreement and the other Transaction Documents represent the final definitive agreements between the Company and the Holder and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties; there are no unwritten oral agreements among the parties.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

MASSROOTS, INC.

INVESTOR QUESTIONNAIRE

The information contained in this Investor Questionnaire (this “Questionnaire”) is being furnished in order to determine whether the undersigned’s subscription to purchase the Debentures described in the accompanying Subscription Agreement may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the securities is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, the undersigned understands that the offering is required to be reported to the United States Securities and Exchange Commission (the “SEC” or the “Commission”), and to various state securities and “blue sky” regulators.

IN ADDITION TO SIGNING THE SIGNATURE PAGE, IF REQUESTED BY MASSROOTS, INC., A DELAWARE CORPORATION (THE “COMPANY”), THE UNDERSIGNED MUST COMPLETE FORM W-9.

I. PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES.

[_] 1. The undersigned: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the securities; and (c) has its principal place of business in ___________.

[_] 2. The undersigned is a natural person whose individual net worth*, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000 (excluding the person’s primary residence).

[_] 3. The undersigned is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year. Such income is solely that of the undersigned and excludes the income of the undersigned’s spouse.

[_] 4. The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities (not including the value of any equity in my primary residence and subtracting the amount of any mortgage indebtedness exceeding the value of my primary residence).. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

5. The undersigned is:

[_] (a) a bank as defined in Section 3(a)(2) of the Securities Act; or

[_] (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

[_] (c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

[_] (d) an insurance company as defined in Section 2(13) of the Securities Act; or

[_] (e) An investment company registered under the Investment Company Act of 1940 (the “ICA”), as amended, or a business development company as defined in Section 2(a)(48) of the ICA; or

[_] (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

[_] 6. The undersigned is an entity in which all of the equity owners are accredited investors.

II.	HOLDER INFORMATION.

Name of Entity: ________

Person’s Name: _________

State of Organization/Residence: _____

Address: ______________

City, State, Zip Code: _____________

Taxpayer Identification Number: ___________

Phone: ____________Fax: __________

Send Correspondence to: Same as above

MASSROOTS, INC.

SIGNATURE PAGE

Your signature on this Signature Page evidences your agreement to be bound by the accompanying Questionnaire and the Transaction Documents (as such term is defined in the accompanying Subscription Agreement).

1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify the Company immediately if any material change in any of the information occurs prior to the acceptance of the undersigned’s subscription and will promptly send the Company written confirmation of such change.

2. The undersigned signatory hereby certifies that he/she has read and understands the Transaction Documents, including the Subscription Agreement and Questionnaire, and the representations made by the undersigned in said documents are true and accurate.

______________________________ ________________________

Amount of Debentures being purchased Date

Holder

By: _________________________

Name:

Title (if not an individual):

MASSROOTS, INC.

COMPANY ACCEPTANCE PAGE

This Subscription Agreement accepted and agreed to this 24th day of March, 2014, by MassRoots, Inc. and duly authorized to sign on behalf of the Company.

MassRoots, Inc.

By __________________

Name: Isaac Dietrich

Title: Chief Executive Officer

LIST OF EXHIBITS

EXHIBIT A Security Agreement

EXHIBIT B Registration Rights Agreement

EXHIBIT C Notice of Conversion

EXHIBIT D Form of Warrants

EXHIBIT E Form of Debenture

EXHIBIT F Board Resolution

LIST OF SCHEDULES

Schedule 3.a Subsidiaries

Schedule 3.c. Capitalization

Schedule 3.e. Conflicts

Schedule 3.g. Material Changes

Schedule 3.h. Litigation

Schedule 3.l. Intellectual Property

Schedule 3.n. Liens

EXHIBIT A

SECURITY AGREEMENT

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

NOTICE OF CONVERSION

TO: MASSROOTS, INC.

The undersigned hereby irrevocably elects, as of ________________, to convert $________________ of its convertible debenture (the “Debenture”) into Common Stock of MassRoots, Inc. (the “Company”) according to the conditions set forth in the Debenture issued by the Company.

Date of Conversion: ________________________________________________

Applicable Conversion Price: ________________________________________

Number of Shares Issuable upon this Conversion: _______________________

Name(Print): ________________________________________________

Address: ________________________________________________

Phone: ________________________________________________

HOLDER

By:____________________________________

Name:

EXHIBIT D

FORM OF WARRANTS

EXHIBIT E

FORM OF DEBENTURE

EXHIBIT F

BOARD RESOLUTION

SCHEDULE 3.a.

SUBSIDIARIES

Name State of Incorporation EIN

________ ________________ ________

[None]

SCHEDULE 3.c.

CAPITALIZATION

SCHEDULE 3.e.

CONFLICTS

[None]

SCHEDULE 3.g.

MATERIAL CHANGES

[None]

SCHEDULE 3.h.

LITIGATION

[None]

SCHEDULE 3.l.

INTELLECTUAL PROPERTY

[None]

SCHEDULE 3.n.

LIENS

[None]